united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst/Exceed Defined Shield Fund
(SHIEX, SHINX, SHIIX)

November 30, 2017

Mutual Fund Series Trust

1	CATALYST EXCEED DEFINED SHIELD FUND | Shareholder Letter

2017 Shareholder Letter (Unaudited)
By: Joe Halpern, Portfolio Manager, Exceed Investments

Over the last 12 months, S&P 500 volatility was less than 7% with only 9 days during which the S&P 500 had a daily move of more than 1%. To put these numbers in perspective, one would have to go back over 50 years, to 1965, to find a lower annual volatility level. In a typical year, the S&P 500 averages volatility of roughly 14%, with over 50 days in which it has daily moves of 1% or more .

Annual Volatility 1950 - Nov 2017

Though we are in a truly unique environment one must be cognizant that the market moves in cycles. There are always underlying market risks at play with the potential to cause a spike in market volatility and a resulting pendulum swing of mentality from greed to fear. One need only look to 2007, the most recent low cycle, to understand this phenomenon. At the time liberal lending standards combined with relatively new financial engineering techniques created one of the scariest market environments since the Great Depression, resulting in a spike in volatility.

In the current environment of a steadily rising market with minimal volatility, it is easy to forget that the market has been in negative territory over 25% of the time when measured on an annual return basis.

Loss Analysis: One Year Market Observations (1951 – Nov 2017)

[1]	S&P 500 daily data downloaded from Yahoo Finance; Volatility and day count calculated internally off this data

[2]	S&P 500 daily data from Yahoo Finance; internal calculations back to 1950

[3]	S&P 500 measured by one year intervals from month end from 1951 – 2017, price return

www.CatalystMF.com

2	CATALYST EXCEED DEFINED SHIELD FUND | Shareholder Letter

2017 Shareholder Letter (Unaudited)

While we cannot predict when the market will decline or what may precipitate a decline, we know it will occur. Additionally, we are sensitive to the inherit conflict of advisors and investors in balancing the need to generate market returns, while at the same time providing a level of protection for an inevitable downturn. Many investors simply cannot afford, financially or psychologically, to experience a full decline of the market. Adding to the complexity of this puzzle is the fact that yields are relatively low making it difficult to use the traditional hedge of fixed income to balance out the equity exposure.

Our suite of products were created to provide a tool for advisors and investors to hedge such equity exposure. Both products seek to balance risk tolerance with a desire for growth through the use of options, providing a level of protection in market downturns while participating in market growth. By defining a market exposure and limiting this exposure to a specific range we are also generally able to provide a lower level of volatility than the S&P 500.

The Catalyst Exceed Defined Shield Fund is a tail-risk protection product that seeks to limit losses when the S&P declines by more than 12.5%, while seeking upside participation up to a cap of 15%.

Our general process is to first define the hedge and then define the upside participation. We then regularly monitor and rebalance positions.

	Define the Hedge	Define the Upside	Monitor & Rebalance

Catalyst/Exceed Defined Shield Fund (SHIIX)	Use put options seeking to limit losses when the S&P 500 index declines more than 12.5%	Buy call spreads to participate in market gains to a cap of approx. 15%	Daily monitoring, regular rebalancing

12 Month Performance Review

For the 12 month period ending on November 30th 2017, the Catalyst Exceed Defined Shield Fund Institutional Share Class (Ticker SHIIX) returned 14.95% which closely matches its objective or generating returns in line with the price performance of the S&P 500 up to a cap of approximately 15%. Volatility for the fund was 4.31% resulting in a Sharpe ratio of 3.35 based on a constant 0.5% risk free rate. This compares to a 20.41% return for SPY Total Return with a volatility of 6.94% and a resultant Sharpe ratio of 3.20.

	Return	Volatility	Sharpe Ratio
SHIIX	14.95	4.31%	3.35%
SPY TR	20.41%	6.94%	3.20%

Fund returns were primarily generated by the option component of the strategy which seeks to participate in the upward move of the market to an annual cap of 15% while seeking to mitigate on large downside moves by consistently holding long downside puts on SPY in the portfolio. A put is an option contract which gives the owner the right to sell the referenced security at a pre-determined, agreed upon price. Therefore, if the SPY falls below the pre-determined, agreed upon price, we have the right to sell SPY after the fact and at a higher level providing a hedge to the market.

www.CatalystMF.com

Performance (%): Ending November 30, 2017 (Unaudited)
Annualized if greater than a year

Share Class/Benchmark	QTD	YTD	1 Year	2 Year	Since Inception*

Class A	5.10	13.03	14.57	8.12	5.92
Class I	5.26	13.27	14.95	8.40	6.21
S&P 500 TR Index	7.12	18.26	20.41	12.81	9.29
Class A w/ Sales Charge	-0.94	6.56	7.97	4.95	3.56

*	Inception: 4/14/2015

There is no assurance that the Fund will achieve its investment objective. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the funds prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Catalyst Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 866-447-4228 or at www.CatalystMF.com. The prospectus should be read carefully before investing. The Catalyst Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Catalyst Capital Advisors, LLC is not affiliated with Northern LightsDistributors, LLC.

Mutual Funds involve risks including the possible loss of principal. The Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. Derivative instruments, including options, may entail investment exposures that are greater than their cost would suggest. A small investment in a derivative could risk a large potential impact on the performance of the Fund. As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Fixed income securities will fluctuate with changes in interest rates. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Other investment companies including ETFs, in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Increased portfolio turnover causes the Fund to incur higher brokerage costs, capital gains and taxable distributions. The Fund is non-diversified and may engage in a representative sampling approach or invest a greater percentage of its assets in a particular issue. The Fund is not actively managed and the Advisor will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. The Fund may invest in U.S. government or agency obligations which may or may not be backed by the full faith and credit of the U.S. government. 4140-NLD-1/18/2018.

Catalyst/Exceed Defined Shield Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2017

The Fund’s performance figures* for each of the periods ended November 30, 2017, compared to its benchmarks:

		Annualized	Annualized
		Since	Since
	1 Year Return	Inception**	Inception***
Class A	14.57%	5.92%	N/A
Class A with Load	7.97%	3.56%	N/A
Class C	N/A	N/A	5.31%
Class I	14.95%	6.21%	N/A
S&P 500 Total Return Index (a)	20.41%	9.29%	8.25%
EXPROT Index (b)	16.63%	8.09%	5.66%
HFRX Equity Hedge Index (c)	9.05%	2.36%	3.52%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Total operating expenses as stated in the fee table to the Fund’s prospectus dated September 1, 2017 is 1.93% for Class A, 2.68% for Class C and 1.68% for Class I shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor, and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recoupment and the repayment is approved by the Board of Trustees. Class A shares are subject to a 5.75% sales load on purchases and may be subject to a 1.00% CDSC as described in the prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A and Class I. Total returns prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

***	Inception date is September 5, 2017 Class C.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The NASDAQ Exceed Structured Protection Index (“EXPROT Index”), is a large cap based index with a high degree of principal protection. The index is comprised of a basket of four rolling structured investments, each of which provides largely principal protected exposure to the S&P 500. Exceed Investments, LLC professionally manages the Index. Investors cannot invest directly in an Index.

(c)	The HFRX Equity Hedge Index (“HFRX Equity”), tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

(d)	The primary index of the Fund, HFRX Index has been replaced with the S&P 500 Total Return Index, as per the latest prospectus dated April 1, 2017. The change is to allow the Fund to compare themselves with an Index they feel better suits the investment strategy of the Fund.

Top Holdings by Investment (long only) ^	% of Net Assets
Exchange Traded Funds	13.3%
Banks	7.7%
Auto Manufacturers	6.9%
Electric	6.5%
Diversified Financial Services	5.8%
Pharmaceuticals	5.6%
Computers	4.3%
Aerospace/Defense	4.2%
Retail	4.1%
Telecommunications	3.9%
Other/Cash & Equivalents	37.7%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 13.3%
21,169	iShares 1-3 Year Credit Bond ETF	$2,218,723
20,500	Vanguard Short-Term Corporate Bond ETF	1,632,415
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,871,771)	3,851,138

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value
	CALL OPTIONS PURCHASED - 11.4% *
280	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$225.00	$6,300,000	$1,109,780
13	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$226.00	293,800	50,440
254	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$237.00	6,019,800	737,489
8	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$238.00	190,400	22,448
131	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$242.00	3,170,200	349,377
147	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$243.00	3,572,100	379,628
234	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$249.00	5,826,600	544,050
50	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$250.00	1,250,000	117,850
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,643,207)			$26,622,900	$3,311,062

	PUT OPTIONS PURCHASED - 0.6% *
27	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$196.00	$529,200	$54
266	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$197.00	5,240,200	532
241	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$208.00	5,012,800	12,773
21	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$209.00	438,900	1,155
89	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$213.00	1,895,700	17,088
189	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$214.00	4,044,600	37,422
273	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$218.00	5,951,400	97,051
12	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$219.00	262,800	4,374
	TOTAL PUT OPTIONS PURCHASED (Cost - $523,913)			$23,375,600	$170,449

	TOTAL OPTIONS PURCHASED (Cost - $2,167,120) (b)			$49,998,500	$3,481,511

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 75.0%
	AEROSPACE/DEFENSE - 4.2%
$700,000	Lockheed Martin Corp.	1.850%	11/23/2018	$698,979
512,000	United Technologies Corp. ^	1.778%	5/4/2018	511,538
				1,210,517
	AGRICULTURE - 2.9%
200,000	Bunge LTD Finance Corp.	8.500%	6/15/2019	218,036
600,000	Philip Morris International, Inc	5.650%	5/16/2018	610,532
				828,568
	AUTO MANUFACTURERS - 6.9%
75,000	Ford Motor Credit Co. LLC	1.897%	8/12/2019	74,327
200,000	Ford Motor Credit Co. LLC	2.943%	1/8/2019	201,399
300,000	Ford Motor Credit Co. LLC	2.681%	1/9/2020	300,783
290,000	General Motors Financial Co., Inc.	2.400%	4/10/2018	290,766
375,000	Hyundai Captial America	2.400%	10/30/2018	374,723
550,000	PACCAR Financial Corp.	1.400%	5/18/2018	549,431
200,000	Toyota Motor Credit Corp.	1.550%	7/13/2018	199,790
				1,991,219
	BANKS - 7.7%
200,000	Bank of America Corp.	2.000%	1/11/2018	200,054
300,000	Bank of America Corp.	2.600%	1/15/2019	301,646
87,000	Bank of America Corp.	5.490%	3/15/2019	90,037
222,000	Citigroup, Inc.	2.050%	12/7/2018	221,994
153,000	Citigroup, Inc.	2.500%	7/29/2019	153,388
445,000	Goldman Sachs Group, Inc.	2.900%	7/19/2018	447,744
200,000	HSBC USA, Inc.	2.000%	8/7/2018	200,173
200,000	KeyBank NA	1.700%	6/1/2018	199,899
400,000	Morgan Stanley	7.300%	5/13/2019	428,057
				2,242,992
	BEVERAGES - 3.0%
500,000	Anheuser-Busch InBev Finance, Inc.	1.900%	2/1/2019	499,326
100,000	Coca-Cola Co.	1.650%	3/14/2018	100,036
260,000	Molson Coors Brewing Co.	1.450%	7/15/2019	257,049
				856,411
	BIOTECHNOLOGY - 1.2%
350,000	Gilead Sciences, Inc.	1.850%	9/4/2018	349,984

	CHEMICALS - 0.6%
150,000	Dow Chemical Co.	8.550%	5/15/2019	163,293

	COMMERCIAL SERVICES - 1.0%
300,000	The Western Union Co.	3.350%	5/22/2019	303,326

	COMPUTERS - 4.3%
200,000	Apple, Inc.	1.000%	5/3/2018	199,523
400,000	Dell International LLC	3.480%	6/1/2019	405,106
600,000	International Business Machines Corp.	7.650%	10/15/2018	629,347
				1,233,976
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
200,000	American Express Co.	7.000%	3/19/2018	202,939
500,000	Bear Stearns Cos LLC	7.250%	2/1/2018	504,300
450,000	Intercontinental Exchange, Inc.	2.500%	10/15/2018	452,491
500,000	International Lease Finance Corp.	5.875%	4/1/2019	522,224
				1,681,954

CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS (Continued)- 75.0%
	ELECTRIC - 6.5%
$200,000	Berkshire Hathaway Energy Co.	5.750%	4/1/2018	$202,479
600,000	Consolidated Edison, Inc.	2.000%	3/15/2020	596,095
250,000	Ohio Power Co.	6.050%	5/1/2018	254,226
450,000	Public Service Enterprise Group, Inc.	1.600%	11/15/2019	443,059
400,000	Southern Co.	2.450%	9/1/2018	401,363
				1,897,222
	ELECTRONICS - 1.5%
450,000	Amphenol Corp.	2.200%	4/1/2020	448,394

	FOOD - 1.4%
150,000	Kraft Heinz Foods Co.	6.125%	8/23/2018	154,392
100,000	Kroger Co.	1.500%	9/30/2019	98,688
160,000	Sysco Corp.	1.900%	4/1/2019	159,626
				412,706
	HEALTHCARE/PRODUCTS - 3.8%
400,000	Abbot Labratories	2.000%	3/15/2020	396,815
125,000	Becton Dickinson and Co.	2.675%	12/15/2019	125,646
200,000	Life Technologies Corp.	6.000%	3/1/2020	214,360
350,000	Zimmer Biomet Holdings, Inc.	2.000%	4/1/2018	350,310
				1,087,131
	HEALTHCARE/SERVICES - 1.4%
400,000	Anthem, Inc.	2.250%	8/15/2019	399,111

	HOUSEWARES - 0.4%
115,000	Newell Brands, Inc.	2.600%	3/29/2019	115,428

	INSURANCE - 1.4%
200,000	MetLife, Inc.	1.756%	12/15/2017	200,015
200,000	MetLife Global Funding I	1.950%	12/3/2018	199,989
				400,004
	MACHINERY-CONSTRUCTION & MINING - 1.7%
250,000	Caterpillar Financial Services Corp.	5.450%	4/15/2018	253,241
250,000	Caterpillar Financial Services Corp.	2.100%	6/9/2019	250,308
				503,549
	MEDIA - 1.7%
300,000	Comcast Corp.	5.700%	7/1/2019	316,650
4,000	Viacom, Inc.	5.625%	9/15/2019	4,193
175,000	Walt Disney Co.	5.625%	9/15/2019	174,647
				495,490
	MINING - 0.8%
220,000	Newmont Mining Corp.	5.125%	10/1/2019	230,132

	MISCELLANEOUS MANUFACTURER- 1.4%
100,000	3M Co.	1.375%	8/7/2018	99,782
300,000	Ingersoll-Rand Global Holding Co. LTD	6.875%	8/15/2018	310,147
				409,929
	PHARMACEUTICALS - 5.6%
200,000	AbbVie, Inc.	1.800%	5/14/2018	199,982
260,000	Cardinal Health, Inc.			258,607
460,000	Eli Lilly & Co.	1.250%	3/1/2018	459,603
150,000	Express Scripts Holding Co.	2.250%	6/15/2019	149,856
305,000	GlaxoSmithKline Capital, Inc.	5.650%	5/15/2018	310,373
100,000	Merck & Co., Inc.	1.100%	1/31/2018	99,929
134,000	Mylan, Inc.	2.600%	6/24/2018	134,424
				1,612,774
	RETAIL - 4.1%
500,000	CVS Health Corp.	1.900%	7/20/2018	499,592
100,000	McDonald’s Corp.	5.350%	3/1/2018	100,890
378,000	McDonald’s Corp.	2.100%	12/7/2018	378,330
200,000	McDonald’s Corp.	1.875%	5/29/2019	199,418
				1,178,230
	SEMICONDUCTORS - 0.3%
100,000	Intel Corp.	1.350%	12/15/2017	99,995

	SOFTWARE- 1.5%
441,000	Oracle Corp.	5.750%	4/15/2018	447,466

	TELECOMMUNICATIONS - 3.9%
500,000	AT&T, Inc.	5.800%	2/15/2019	520,423
600,000	Cisco Systems, Inc.	1.650%	2/15/2018	599,932
				1,120,355

	TOTAL CORPORATE BONDS (Cost - $21,775,309)			21,720,156

Shares
	SHORT-TERM INVESTMENT - 0.6%
188,745	Fidelity Institutional Government Portfolio, Class I, 1.01% ** +			188,745
	TOTAL SHORT-TERM INVESTMENT (Cost - $188,745)			188,745

	TOTAL INVESTMENTS - 100.9% (Cost - $28,002,945) (b)			$29,241,550
	LIABILITIES LESS OTHER ASSETS - (0.9)%			(267,976)
	NET ASSETS - 100.0%			$28,973,574

CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	CALL OPTIONS WRITTEN - (1.4)% *
93	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$255.00	$2,371,500	$99,789
200	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$260.00	5,200,000	109,600
127	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$270.00	3,429,000	39,878
135	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$275.00	3,712,500	19,036
53	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$275.00	1,457,500	21,465
225	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$280.00	6,300,000	54,450
220	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$285.00	6,270,000	60,940
64	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$290.00	1,856,000	12,032
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $117,429)			$30,596,500	$417,190

Contracts (a)			Expiration Date - Exercise Price
	PUT OPTIONS WRITTEN - (1.4)% *
280	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$225.00	$6,300,000	$2,240
13	SPDR S&P 500 ETF Trust	Interactive Brokers	12/29/2017-$226.00	293,800	130
254	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$237.00	6,019,800	44,450
8	SPDR S&P 500 ETF Trust	Interactive Brokers	3/29/2018-$238.00	190,400	1,496
100	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$242.00	2,420,000	46,750
178	SPDR S&P 500 ETF Trust	Interactive Brokers	6/29/2018-$243.00	4,325,400	85,796
235	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$249.00	5,851,500	183,300
50	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018-$250.00	1,250,000	41,300
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,308,105)			$26,650,900	$405,462

	TOTAL OPTIONS WRITTEN (Premiums Received - $1,425,534) (b)			$57,247,400	$822,652

ETF - Exchange Traded Fund

*	Non income producing security.

^	STEP coupon.

**	Rate shown represents the rate at November 30, 2017, is subject to change and resets daily.

+	A portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $26,577,411 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,574,492
Unrealized depreciation:	(733,005)
Net unrealized appreciation:	$1,841,487

CATALYST/EXCEED DEFINED SHIELD FUND
Statement of Assets and Liabilities
November 30, 2017

ASSETS:
Investment in Securities, at Cost	$28,002,945
Investments in securities, at Value	$29,241,550
Receivable for Fund shares sold	31,450
Dividends and interest receivable	162,971
Due from Manager	145,626
Deposits with Broker for Options	196,576
Prepaid expenses and other assets	49,532
Total Assets	29,827,705

LIABILITIES:
Options written, at value (premiums received $1,425,534)	822,652
Payable for Fund shares redeemed	2,215
Accrued 12b-1 fees	6,224
Administration fees payable	2,642
Trustee fee payable	549
Accrued expenses and other liabilities	19,849
Total Liabilities	854,131

Net Assets	$28,973,574

NET ASSETS CONSIST OF:
Paid in capital	$23,979,682
Accumulated net investment income	70,715
Accumulated net realized gain (loss) on investments, options purchased and options written	3,081,690
Net unrealized appreciation (depreciation) on investments, options purchased and options written	1,841,487
Net Assets	$28,973,574

Class A
Net Assets	$14,745,687
Shares of beneficial interest outstanding (a)	1,277,604
Net asset value per share (net assets/shares outstanding)	$11.54
Maximum offering price per share (b)	$12.24
Minimum redemption price per share (c)	$11.42

Class C
Net Assets	$192,248
Shares of beneficial interest outstanding (a)	16,717
Net asset value, offering price and redemption price per share (net assets/shares outstanding)	$11.50

Class I
Net Assets	$14,035,639
Shares of beneficial interest outstanding (a)	1,209,208
Net asset value, offering price and redemption price per share (net assets/shares outstanding)	$11.61

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for the Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchases.

CATALYST/EXCEED DEFINED SHIELD FUND
Statement of Operations
For the year Ended November 30, 2017

Investment Income:
Dividend Income	$94,287
Interest Income	379,599
Other Income	1,222
Total Investment Income	475,108

Operating Expenses:
Investment management fees	272,667
12b-1 Fees:
Class A	32,788
Class C	110
Administration fees	249,659
Legal fees	90,763
Registration fees	26,285
Compliance officer fees	20,930
Miscellaneous expense	18,115
Printing expense	15,266
Audit fees	15,000
Trustees’ fees	8,271
Custody fees	6,379
Networking fees	5,247
Insurance expense	3,008
Management services fees	2,953
Total Operating Expenses	767,441
Less: Expenses waived/reimbursed by current Manager	(30,888)
Less: Expenses waived/reimbursed by previous Manager	(344,721)
Less: Expenses voluntarily waived by previous Administrator	(29,855)
Net Operating Expenses	361,977

Net Investment Income	113,131

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,235,353
Options purchased	(327,400)
Options written	2,228,854
Net realized gain	3,136,807

Net change in unrealized appreciation (depreciation) on:
Investments	(91,188)
Options purchased	1,248,885
Options written	(663,415)
Net change in unrealized appreciation	494,282

Net Realized and Unrealized Gain on Investments	3,631,089

Net Increase in Net Assets Resulting From Operations	$3,744,220

CATALYST/EXCEED DEFINED SHIELD FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Operations:
Net investment income	$113,131	$54,191
Net realized gain on investments	3,136,807	24,269
Net change in unrealized appreciation on investments	494,282	1,318,297
Net increase in net assets resulting from operations	3,744,220	1,396,757

Distributions to Shareholders from:
Net investment income
Class A	(40,508)	—
Class I	(56,099)	—
Net realized gains
Class A	(36,303)	(3,114)
Class I	(36,990)	(9,376)

Total distributions to shareholders	(169,900)	(12,490)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,711,991	14,174,294
Class C (a)	190,435	—
Class I	7,957,159	12,346,209
Reinvestment of distributions
Class A	75,128	2,774
Class I	84,958	8,672
Cost of shares redeemed
Class A	(5,085,727)	(6,358,722)
Class C (a)	(1,038)	—
Class I	(7,042,181)	(7,887,318)
Redemption Fees
Class A	—	5,404
Class I	—	7,044
Net increase in net assets from share transactions of beneficial interest	2,890,725	12,298,357

Total Increase in Net Assets	6,465,045	13,682,624

Net Assets:
Beginning of year	22,508,529	8,825,905
End of year*	$28,973,574	$22,508,529
* Includes accumulated net investment income at end of year of:	$70,715	$54,191

Share Activity:
Class A
Shares Sold	623,544	1,490,156
Shares Reinvested	7,328	284
Shares Redeemed	(468,519)	(647,741)
Net increase in shares of Beneficial interest	162,353	842,699

Class C (a)
Shares Sold	16,808	—
Shares Redeemed	(91)	—
Net increase in shares of Beneficial interest	16,717	—

Class I
Shares Sold	741,043	1,303,748
Shares Reinvested	8,257	886
Shares Redeemed	(640,283)	(817,784)
Net increase in shares of Beneficial interest	109,017	486,850

(a)	Class C commenced operations on September 5, 2017.

Catalyst/Exceed Defined Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	November 30, 2017		November 30, 2016	November 30, 2015 (A)

Net asset value, beginning of period	$10.14		$9.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.03		0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.44		0.18	(0.03	) (D)
Total from investment operations	1.47		0.19	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.04)		—	—
From net realized gains on investments	(0.03)		(0.01)	—
Total distributions	(0.07)		(0.01)	—

Paid-in-Capital From Redemption Fees (C)	—		0.01	0.00	(E)

Net asset value, end of period	$11.54		$10.14	$9.95

Total return (F,G)	14.57%		2.03%	(0.50	)% (H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,746		$11,307	$2,712
Ratios to average net assets (including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.93%		3.04%	10.32	% (J)
Expenses, net waiver and reimbursement	1.45%		1.45%	1.48	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	(1.19)%		(1.45)%	(9.14	)% (J)
Net investment income (loss), net waiver and reimbursement	0.29%		0.14%	(0.30	)% (J)
Portfolio turnover rate	160%		89%	41	% (H)

	Class C
	For the
	Period Ended
	November 30, 2017 (B)

Net asset value, beginning of period	$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (C)	(0.02)
Net realized and unrealized gain (loss) on investments	0.60
Total from investment operations	0.58

Net asset value, end of period	$11.50

Total return (F)	5.31	% (H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$192
Ratios to average net assets (I)
Expenses, before waiver and reimbursement	2.64	% (J)
Expenses, net waiver and reimbursement	2.20	% (J)
Ratios of net Investment loss
Net investment loss, before waiver and reimbursement	(1.07	)% (J)
Net investment loss, net waiver and reimbursement	(0.63	)% (J)
Portfolio turnover rate	160	% (H)

(A)	The Catalyst/Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	The Catalyst/Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Represents an amount less than $0.01 per share.

(F)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(G)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund. (H) Not annualized.

(I)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.93%	1.45%	1.48	% (J)

Expenses, net waiver and reimbursement	1.45%	1.45%	1.45	% (J)

Ratios to average net assets

Expenses, before waiver and reimbursement	2.64	% (J)

Expenses, net waiver and reimbursement	2.20	% (J)

(J)	Annualized

Catalyst/Exceed Defined Risk Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	November 30, 2017	November 30, 2016	November 30, 2015 (A)

Net asset value, beginning of period	$10.18	$9.97	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	0.04	0.00	(C)
Net realized and unrealized gain (loss) on investments	1.45	0.17	(0.03	) (D)
Total from investment operations	1.51	0.21	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	—	—
From net realized gains on investments	(0.03)	(0.01)	—
Total distributions	(0.08)	(0.01)	—

Paid-in-Capital From Redemption Fees (B)	—	0.01	0.00	(C)

Net asset value, end of period	$11.61	$10.18	$9.97

Total return (E,F)	14.95%	2.23%	(0.30	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,036	$11,202	$6,114
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	2.68%	3.01%	8.59	% (I)
Expenses, net waiver and reimbursement	1.20%	1.20%	1.20	% (I)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	(0.95)%	(1.43)%	(7.42	)% (I)
Net investment Income (loss), net waiver and reimbursement	0.53%	0.38%	(0.03	)% (I)
Portfolio turnover rate	160%	89%	41	% (G)

(A)	The Catalyst/Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations..

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Represents an amount less than $0.01 per share.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.68%	3.01%	8.62	% (I)

Expenses, net waiver and reimbursement	1.20%	1.20%	1.20	% (I)

(I)	Annualized

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2017	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty one series. These financial statements include the Catalyst/Exceed Defined Shield Fund (“Fund”). The Fund’s investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst/Exceed Defined Shield	Exceed Advisory LLC (the “Advisor”)	Capital appreciation

The Fund is non-diversified.

Exceed Defined Shield Index Fund, (the “Predecessor Fund”) was organized originally as an investment company on April 14, 2015. Effective as of the close of business on September 1, 2017, the Fund acquired all of the assets and liabilities of the Predecessor Fund, a series of Forum Funds in a tax-free exchange. In connection with the acquisition, Investor Shares and Institutional Shares of the Predecessor Fund were exchanged for Class A shares and Class I shares of the Fund, respectively. The net assets value of the Fund’s shares at the close of business September 1, 2017, after the reorganization, was $10.99 for Class A shares and received securities and cash valued at $15,539,768 in exchange for 1,413,351 Class A shares and $11.05 for Class I shares and received securities and cash valued at $15,589,669 in exchange for 1,410,853 Class I shares. Class C shares commenced operations on September 5, 2017. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

a)         Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,851,138	$—	$—	$3,851,138
Call Options Purchased	168,290	3,142,772	—	3,311,062
Put Options Purchased	586	169,863	—	170,449
Corporate Bonds	—	21,720,156	—	21,720,156
Short-Term Investment	188,745	—	—	188,745
Total Assets	$4,208,759	$25,032,791	$—	$29,241,550
Liabilities(a,b)
Call Options Written	$417,190	$—	$—	$417,190
Put Options Written	271,420	134,042	—	405,462
Total Liabilities	$688,610	$134,042	$—	$822,652

The Fund did not hold any Level 3 securities during the year.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Options - The Fund is subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund isolates the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Derivatives Risk – The use of derivative instruments, such as forwards, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at November 30, 2017, were as follows:

		Location of derivatives on Statements	Fair value of asset/liability
Derivative	Risk Type	of Assets and Liabilities	derivatives
Call options purchased	Equity	Investments in securities, at value	$3,311,062
Put options purchased	Equity	Investments in securities, at value	170,449
Call options written	Equity	Options written, at value	(417,190)
Put options written	Equity	Options written, at value	(405,462)
		Totals	$2,658,859

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2017, were as follows:

			Realized and unrealized
Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives

Options purchased	Equity	Net realized loss on options purchased	$(327,400)
Options written	Equity	Net realized gain on options written	2,228,854
Options purchased	Equity	Net change in unrealized apreciation on options purchased	1,248,885
Options written	Equity	Net change in unrealized depreciation on options written	(663,415)
		Totals	$2,486,924

The notional value of derivative instruments outstanding as of November 30, 2017, as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table presents the Fund’s assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of November 30, 2017:

			Gross Amounts Presented in the Statement of Assets & Liabilities
	Counterparty	Gross Amounts of Recognized Assets/Liabilities	Financial Instruments	Financial Instruments		Net Amount of Assets
Description of Asset:
Options Purchased Contracts	Interactive Brokers	$3,481,511	$(822,652)	$—		$2,658,859
Total		$3,481,511	$(822,652)	$—		$2,658,859

Description of Liability:
Options Written Contracts	Interactive Brokers	$(822,652)	$626,076 (1)	$196,576	(1)	$—
Total		$(822,652)	$626,076	$196,576		$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)         Investment Companies – The Fund invests in exchange traded funds (“ETFs”) and, therefore, is susceptible to ETF risk. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying funds will be similar to the risks of investing in the Fund.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

d)         Federal Income Tax - The Fund has qualified and/or intends to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of November 30, 2017, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years ended 2015 - 2016) or expected to be taken in 2017 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Fund’s filings are presently in progress.

e)         Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)         Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)         Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h)         Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes the Fund’s intended dividend and capital gain declaration policy:

Income Dividends	Capital Gains
Annually	Annually

i)         Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

j)         Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k)         Redemption Fees and Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended November 30, 2017, there were no CDSC fees paid by shareholders of the Fund, to the Manager.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(2)	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$41,920,976	$37,515,686

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Fund pursuant to the terms of a Management Agreement with the Trust, on behalf of the Fund (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Fund’s respective investment policies and restrictions. The Manager, with respect to the Fund, has entered into a Sub-Advisory agreement with Exceed Advisory LLC (the “Sub-Adviser”), and the Manager compensates the Sub-Adviser out of the investment advisory fee it receives from the Fund. Prior to September 1, 2017, Sub-Adviser was the Fund’s advisor. The investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolio. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Fund. The Fund’s sub-advisor is paid by the Manager, not the Fund.

The Manager and the Trust, with respect to the Fund has entered into Expense Limitation Agreement (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by the Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year ended November 30, 2017, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by the Fund within the three years following the date the waiver and/or reimbursement was incurred.

					Management
					Fees Waived/
Management	Limitation				Expenses	Recapture Available thru
Agreement	Cl A	Cl C	CL I	Expires	Reimbursed	November 30, 2020
1.25%	1.45%	2.20%	1.20%	10/31/2018	$30,888	$30,888

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

The expense cap of the predecessor Fund was as noted below:

Exceed Advisory LLC

			Management
			Fees Waived/
Management	Limitation		Expenses
Agreement	Investor	Institutional	Reimbursed
0.90%	1.45%	1.20%	344,721

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The Lead Independent Trustee receives an additional $150 per quarter per Fund. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Fund. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Fund’s Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

For the year ended November 30, 2017, the 12b-1 expenses accrued by the Funds were as follows:

	Class A (Investor Class
Distributor	prior to conversion)	Class C
Northern Lights Distributors, LLC (1)	$9,342	$110
Foreside Fund Services, LLC (2)	23,446	—
	$32,788	$110

(1)	For the period September 2, 2017, through November 30, 2017.

(2)	For the period December 1, 2016, through September 1, 2017.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at November 30, 2017 for management and chief compliance officer services would be listed in the Statements of Assets and Liabilities under “Administration fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.”

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS. The Distributor received $16,172 in underwriting commissions for sales of Class A shares, of which $2,323 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended November 30, 2017 and November 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2017	November 30, 2016
Ordinary Income	$169,900	$12,490
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$169,900	$12,490

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,620,188	$—	$—	$—	$(467,783)	$1,841,487	$4,993,892

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gains from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under Other Book/Tax Differences is primarily attributable to the tax deferral of losses on straddles.

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2017, the companies that held more than 25% of the voting securities of the Fund, and may be deemed to control the Fund, are as follows:

Owner (1)
TD Ameritrade	43%
Charles Schwab & Co.	30%

(1) These owners are comprised of multiple investors and accounts.

CATALYST/EXCEED DEFINED SHIELD FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017	ANNUAL REPORT

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except noted below, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

On December 15, 2017 the Fund made the following distributions to shareholders.

	Income	Short Term Cap
	Distribution	Gain Distribution
	per share	per share
Class A Shares	0.0229	1.4461
Class C Shares	0.0333	1.4461
Class I Shares	0.0492	1.4461

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst/Exceed Defined Shield Fund

We have audited the accompanying statement of assets and liabilities of Catalyst/Exceed Defined Shield Fund (formerly known as Exceed Defined Shield Index Fund), a series of shares of beneficial interest in Mutual Fund Series Trust (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to present fairly, in all material respects, the financial position of Catalyst/Exceed Defined Shield Fund as of November 30, 2017, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 29, 2018

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

Consideration and Approval of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Exceed Defined Shield Fund and Catalyst Defined Risk Fund (the “Exceed Funds”).

In connection with a regular meeting held on May 16 & 17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a management agreement between the Trust and Catalyst Capital Advisors, LLC (the “Catalyst”), with respect to

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s services to be provided, comparative fee and expense information, and Catalyst’s projected profitability from managing Defined Shield and Defined Risk (the “Exceed Funds”) (“Catalyst/Exceed 15(c) Response”). Ms. Strasser explained that in addition to considering the agreement for Defined Shield, the Board was being asked to reconsider the approval of the management agreement with respect to Defined Risk Fund because the advisor was proposing the addition of a sub-advisor to the Fund. Therefore, she explained, the Board was being asked to reconsider the management agreement, fees and services provided by the advisor.

Nature, Extent, and Quality of Services. The Trustees reviewed the Catalyst/Exceed 15c Response and Catalyst’s Form ADV which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Board considered Catalyst’s duties under the terms of the management agreement. A representative of the advisor reviewed the services Catalyst would provide to the Exceed Funds and reviewed the process to be followed by Catalyst to supervise the Funds’ investment program and the investment decisions made by portfolio managers and the sub-advisor. The Trustees discussed the experience of Catalyst’s personnel and their satisfaction with Catalyst’s senior personnel, including the chief compliance officer and chief risk officer. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to many Funds in the Trust. The Trustees acknowledged their discussion of the status of certain regulatory exams and litigation earlier in the Meeting. The Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. They noted their satisfaction with Catalyst’s thoughtful commentary on performance and proactive approach with Fund shareholders. The Independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services to be provided by Catalyst were satisfactory.

Performance. The Trustees noted that the Defined Shield Fund had not yet launched and that the Defined Risk Fund had a track record of less than six months and was, therefore, not informative. They considered the performance of another Fund managed by the adviser using a strategy similar to the basic investment methodology of the Exceed Funds. They further noted that portfolio selection for the Exceed Funds had been delegated to the sub-advisor. The Trustees considered the advisor’s long history of successful oversight of sub-advisors. They noted that each Exceed Fund is designed to track an index and considered the advisor’s background in managing and overseeing index funds. The Trustees agreed that the advisor had also demonstrated the ability to manage index funds if the sub-advisor was no longer available.

Fees and Expenses. The Trustees reviewed the advisory fees for each Exceed Fund, and the fees charged by the funds comprising the peer group and Morningstar category funds. They noted that while each Exceed Fund’s advisory fee was higher than the peer group and Morningstar Category each was well within the high/low range of the group. With respect to the Defined Shield Fund, the Trustees noted that the Fund’s expense cap would limit total expenses to an amount lower than the stated advisory fee. The Trustees discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed that the

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

allocation of fees between Catalyst and the sub-advisor was appropriate. After considering the strategies, range of fees within each category, and the anticipated size of the Exceed Funds, the Board determined that the advisory fee for each Fund was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Exceed Fund. They noted that the advisor anticipated realizing a profit in connection with its relationship with each Exceed Fund over the initial two-year term of the management agreement. They considered the amount of profit both in terms of actual dollars and percentage of revenue, and agreed that such profit was not excessive. They considered that for each Exceed Fund, no compensation was allocated in the profitability analyses for the advisor’s principals who participate in the oversight of the Funds. After further discussion, the Trustees concluded that the advisor’s projected profitability for each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the management agreement does not contain breakpoints that reduce the fee rate on assets above specified levels, but that the expense cap was benefit to shareholders. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Exceed Funds and their respective shareholders if a Fund experiences a substantial growth in assets. The Board determined to revisit the matter of breakpoints at the renewal of the management agreement. Conclusion. Having requested and received such information from Catalyst as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the management agreement was in the best interests of the Exceed Funds and the future shareholders.

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory LLC with respect to the Catalyst Defined Risk Fund

In connection with a meeting held on May 16 & 17, 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Exceed Advisory LLC (“Exceed”), with respect to Catalyst Defined Shield Fund (“Defined Shield”) (the “Sub-Advisory Agreement”).

The Trustees reviewed Exceed’s responses to a series of questions regarding, among other things, Exceed’s services to be provided to Defined Shield, comparative fee and expense information, and Exceed’s projected profitability from managing Defined Shield (“Exceed 15(c) Response”). The Board turned its attention to the approval of the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees considered Exceed’s experience managing similar strategies. They discussed the risks inherent in the investment in the types of securities in which the Funds will invest noting the portfolio manager’s experience, and well-reasoned approach to risk mitigation. The Board considered Exceed’s duties under the terms of Sub-Advisory Agreement noting that Exceed will be responsible for the day-to-day management of the Fund including selection of the securities to be bought and sold in the Fund’s portfolio. The Trustees acknowledged the subadvisor CCO’s significant experience and the continuity the Exceed team would bring to the Funds and their shareholders. The Trust CCO confirmed that Exceed had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees concluded that Exceedhad the potential to deliver a level of service to the Fund consistent with their expectations.

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

Performance. The Trustees considered the performance of the Exceed Defined Shield Index Fund (the Predecessor Fund) noting that the strategy had performed well, and the fund has, as intended, provided an index tracking strategy mirroring structured notes with a defined risk/return profile. The Trustees concluded that Exceed had the potential to provide reasonable returns to existing and future shareholders of the Fund.

Fees and Expenses. The Trustees reviewed Exceed fees for the Fund and noted that the advisor charges an advisory fee of 1.25%, and that 50% of the Fund’s net advisory fee would be paid to Exceed as a sub-advisory fee. The Trustees considered a comparison of the sub advisory fee to the fees charged by Exceed to other clients noting that the fee was less than what it receives from other clients. The Trustees discussed the allocation of fees between Catalyst and Exceed with respect to the Fund relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fees to be received by Exceed were reasonable.

Profitability. The Trustees considered Exceed’s projected profitability in connection with its relationship with the Fund. They noted that Exceed anticipated realizing a profit in connection with the Defined Shield during the initial term of the agreement. The Trustees agreed that the amount of profit realized by Exceed in connection with the Defined Shield was not excessive in terms of actual dollars or percentage of revenue. After further discussion, the Trustees concluded that excessive profitability from Exceed’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether Exceed had the potential to realize economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Exceed as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of Defined Shield and its respective shareholders.

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

Catalyst/Exceed Defined Shield Fund

(the “Fund”)

Submission of Matters to a Vote of Shareholders

The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017. The reorganization was approved by shareholders at a meeting held on August 30, 2017 (“Shareholder Meeting”). Each matter voted upon and duly approved by the Shareholders of the Predecessor Fund at the Shareholder Meeting and the votes cast for each matter were as follows:

To Approve the Plan of Reorganization, which provides for: (i) the transfer of all of the assets of the Predecessor Fund in exchange solely for shares of the Fund and the Fund’s assumption of all of the Predecessor Fund’s liabilities, known and unknown; and (ii) the distribution of shares of the Fund so received to shareholders of the Predecessor Fund:

FOR	AGAINST	ABSTAIN

1,317,869	116,256	3,904

To transact such other business as may properly come before the Special Meeting or any adjournment thereof:

FOR	AGAINST	ABSTAIN

1,315,729	118,395	3,904

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	54	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, 2016 to present

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, from 1991 to 2017.	41	Variable Insurance Trust since 2010

CATALYST/EXCEED DEFINED SHIELD FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012-Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	41	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017; Manager - Fund Administration, Gemini Fund Services, LLC, (2012-2017).	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 1-866-447-4228 to request a copy of the SAI or to make shareholder inquiries.

CATALYST/EXCEED DEFINED SHIELD FUND
INFORMATION ABOUT YOUR FUND’S EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (06/01/17) and held for the entire period through 11/30/17.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

						Hypothetical
			Actual			(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid		Ending Account	Expenses Paid
	Expense Ratio	06/01/17	Value 11/30/17	During Period *		Value 11/30/17	During Period *

Catalyst/Exceed Defined Shield Fund- Class A	1.45%	1,000.00	1,072.50	7.53		1,017.80	7.33
Catalyst/Exceed Defined Shield Fund - Class C	2.20%	1,000.00	1,053.10	5.32	**	1,014.04	11.11
Catalyst/Exceed Defined Shield Fund - Class I	1.20%	1,000.00	1,074.00	6.24		1,019.05	6.07

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**	Actual Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 86/365 to reflect the period at the start of inception date.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017
Catalyst/Exceed Defined Shield Fund	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017
Catalyst/Exceed Defined Shield Fund	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2017
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal year ended November 30, 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: February 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: February 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: February 6, 2018